UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                December 3, 2007

                         CHINA ORGANIC AGRICULTURE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                                     -------
                 (State or Other Jurisdiction of Incorporation)

            333-129355                                     20-3505071
     (Commission File Number)                  (IRS Employer Identification No.)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District, Songyuan City, Jilin Province, P.R. China 131108
               (Address of Principal Executive Offices) (Zip Code)

                                  0438-2283131
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Item 7.01.  Regulation FD Disclosure.

      On December 3, 2007, China Organic Agriculture, Inc. issued a press release revising its forecast results for calendar year 2007. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.  Exhibits.

99.1  China Organic Agriculture Forecasts Record Revenue and Earnings for 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2007                           CHINA ORGANIC AGRICULTURE, INC.


                                                 Name:  /s/ Xuefeng Guo
                                                        ------------------------
                                                        Xuefeng Guo
                                                 Title: Chief Financial Officer

                                  Exhibit Index

99.1 Press Release: China Organic Agriculture Forecasts Record Revenue and Earnings for 2007